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                                                                   Exhibit 10.22

                            APPLIEDTHEORY CORPORATION
                             1999 STOCK OPTION PLAN

                                    ARTICLE I

                                     PURPOSE

                  This AppliedTheory Corporation 1999 Stock Option Plan is intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel of the Company upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire and retain a proprietary interest in the Company by ownership of its stock. Options granted under the Plan may either be "incentive stock options" intended to qualify as such under the Internal Revenue Code, or "nonqualified stock options," which are not intended to so qualify.

                                   ARTICLE II

                                   DEFINITIONS

                  (a) "Board" means the Board of Directors of the Company or any Committee.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" means the Company's Common Stock, par value $.01 per share.

                  (d) "Committee" means any committee of the Board, including the Compensation Committee, which the Board has from time to time been authorized by the Board to administer the Plan.

                  (e) "Company" means AppliedTheory Corporation, a Delaware corporation.

                  (f) "Date of Grant" means the date on which an Option becomes effective in accordance with Section 6.1 hereof.

                  (g) "Eligible Person" means any person who is an employee, officer, director, consultant or advisor of the Company or any Subsidiary, or any person who is determined by the Board to be a prospective employee, officer, director, consultant or advisor of the Company or any Subsidiary.

                  (h) "Employee" means any person who is an employee of the Company or any Subsidiary; provided, however, that with respect to Incentive Stock Options, "Employee" means any person who is considered an employee of the Company or any Subsidiary for purposes of Treasury Regulation Section 1.421-7(h).

                  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
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                  (j) "Fair Market Value" of a share of Common Stock as of a given date means the closing sales price of the Common Stock on the Nasdaq Stock Market on the trading day immediately preceding the date as of which Fair Market Value is to be determined or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported. If Common Stock is not listed on the Nasdaq Stock Market on the date as of which Fair Market Value is to be determined, the Board shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

                  (k) "Incentive Stock Option" means a stock option granted under the Plan that is intended to meet the requirements of section 422 of the Code and the regulations promulgated thereunder.

                  (l) "Nonqualified Stock Option" means a stock option granted under the Plan that is not an Incentive Stock Option.

                  (m) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

                  (n) "Optionee" means an Eligible Person to whom an Option has been granted, which Option has not expired, under the Plan.

                  (o) "Option Price" means the price at which each share of Common Stock subject to an Option may be purchased, determined in accordance with Section 6.3 hereof.

                  (p) "Plan" means this AppliedTheory Corporation 1999 Stock Option Plan.

                  (q) "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase Common Stock under the Plan.

                  (r) "Subsidiary" means a subsidiary corporation of the Company, within the meaning of section 424(f) of the Code.

                                   ARTICLE III

                                   ELIGIBILITY

                  All Eligible Persons are eligible to receive a grant of an Option under the Plan. The Board shall, in its sole discretion, determine and designate from time to time those Eligible Persons who are to be granted an Option.


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                                   ARTICLE IV

                                 ADMINISTRATION

                  4.1 Plan Administration. The Plan shall administered by the Board unless and until the Board shall have authorized a Committee to administer the Plan. Such a Committee shall be comprised of no fewer than two persons selected by the Board. Solely to the extent deemed necessary or advisable by the Board, each Committee member shall meet the definition of a "nonemployee director" for purposes of such Rule 16b-3 under the Exchange Act and of an "outside director" under section 162(m) of the Code. Notwithstanding the Board's appointment of a Committee, the Board shall nonetheless have the authority to exercise its powers and duties with respect to the administration of the Plan.

                  4.2 Board Authority. Subject to the express provisions of the Plan, the Board shall have the authority, in its discretion, to determine the Eligible Persons to whom an Option shall be granted, the time or times at which an Option shall be granted, the number of shares of Common Stock subject to each Option, the Option Price of the shares subject to each Option and the time or times when each Option shall become exercisable and the duration of the exercise period. Subject to the express provisions of the Plan, the Board shall also have discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the provisions of each Stock Option Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Board shall be conclusively binding for all purposes and upon all persons. No Board member shall be liable for any action or determination made in good faith with respect to the Plan, any Option or any Stock Option Agreement entered into hereunder.

                  4.3 Delegation of Authority. The Board shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Board to grant and determine the terms and conditions of Options awarded under the Plan, subject to such limitations as the Board shall determine; provided, however, that no such authority may be delegated with respect to Options awarded to any member of the Board or any Optionee who the Board determines may be subject to Rule 16b-3 under the Exchange Act or section 162(m) of the Code.

                  4.4 Grants to Non-Employee Directors. Awards of Options to non-employee directors under the Plan shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities under the Plan shall be exercised exclusively by the Board of Directors and not by any Committee, and all provisions of this Plan relating to the Board shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board of Directors for such purpose.


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                                    ARTICLE V

                         SHARES OF STOCK SUBJECT TO PLAN

                  5.1 Number of Shares. Subject to adjustment pursuant to the provisions of Section 5.2 hereof, the maximum aggregate number of shares of Common Stock which may be issued and sold hereunder shall be one million six hundred thousand (1,600,000) shares. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. The number of shares of Common Stock reserved for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding options. Shares of Common Stock covered by an Option that shall have been exercised shall not again be available for an Option grant. If an Option shall terminate or expire for any reason without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder.

                  5.2 Adjustments. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to cash, other shares of stock or any other consideration, or in the case of any other transaction described in section 424(a) of the Code, the Board may change the number and kind of shares (including by substitution of shares of another corporation) subject to the Options and/or the Option Price of such shares in the manner that it shall deem to be equitable and appropriate. In no event may any such change be made to an Incentive Stock Option which would constitute a "modification" within the meaning of section 424(h)(3) of the Code without the consent of any affected Optionee.

                                   ARTICLE VI

                                     OPTIONS

                  6.1 Grant of Option. An Option may be granted to any Eligible Person selected by the Board. The grant of an Option shall first be effective upon the date it is approved by the Board, except to the extent the Board shall specify a later date upon which the grant of an Option shall first be effective. Each Option shall be designated, at the discretion of the Board, as an Incentive Stock Option or a Nonqualified Stock Option, provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are Employees of the Company. The Company and the Optionee shall execute a Stock Option Agreement which shall set forth such terms and conditions of the Option as may be determined by the Board to be consistent with the Plan, and which may include additional provisions and restrictions that are not inconsistent with the Plan.


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                  6.2 Maximum Limit. Notwithstanding anything elsewhere in the
Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Options granted to any Optionee during any one calendar year shall be three hundred and fifty thousand (350,000) shares, subject to adjustment as provided in Section 5.2 hereof.

                  6.3 Option Price. The Option Price shall be determined by the Board; provided, however, that, in the case of an Incentive Stock Option, the Option Price shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the Date of Grant.

                  6.4 Vesting; Term of Option. An Option shall vest and become exercisable in the manner and subject to such conditions provided by the Board and set forth in the Stock Option Agreement. The Board, in its sole discretion, may accelerate the exercisability of any Option at any time. The period during which a vested Option may be exercised shall be determined by the Board, subject to a maximum term of ten years from the Date of Grant and such other limitations as may apply upon the termination of an Optionee's employment or other service or as otherwise specified by the Board in the Stock Option Agreement.

                  6.5 Option Exercise; Withholding. Subject to such terms and conditions as shall be specified in a Stock Option Agreement, an Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of shares of the Common Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made (i) in cash or by cash equivalent, (ii) at the discretion of the Board, in Common Stock that has been held by the Optionee for at least six months (or such other period as the Board may deem appropriate for purposes of applicable accounting rules), valued at the Fair Market Value of such shares determined on the date of exercise,
(iii) at the discretion of the Board, by a delivery of a notice that the Optionee has placed a market sell order (or similar instruction) with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option Price (conditioned upon the payment of such net proceeds), (iv) at the discretion of the Board, by a combination of the methods described above, or (v) by such other method as may be approved by the Board and set forth in the Stock Option Agreement. In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company the full amount of all federal and state withholding and other employment taxes required to be withheld in connection with such exercise, in any manner consistent with the foregoing that is approved by the Board and set forth in the Stock Option Agreement.

                  6.6 Limited Transferability of Option. All Options shall be nontransferable except (i) upon the Optionee's death, by the Optionee's will or the laws of descent and distribution or (ii) in the case Nonqualified Stock Options only, on a case-by-case basis as may be approved by the Board in its discretion, in accordance with the terms provided below. A Stock Option Agreement for a Nonqualified Stock Option may provide that the Optionee shall be permitted to, during his or her lifetime and subject to the prior approval of the Board at the time of proposed transfer, transfer all or part of the Option to the Optionee's family member (as defined in the Stock Option Agreement in a manner consistent with the requirements for the Form S-8 registration


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statement, if applicable). Any such transfer shall be subject to the condition that it is made by the Optionee for estate planning, tax planning, donative purposes or pursuant to a domestics relations order, and no consideration (other than nominal consideration) is received by the Optionee therefor. The transfer of a Nonqualified Stock Option may be subject to such other terms and conditions as the Board may in its discretion impose from time to time, including a condition that the portion of the Option to be transferred be vested and exercisable by the Optionee at the time of the transfer. Subsequent transfers of an Option shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.

                  6.7 Cancellation, Substitution and Amendment of Options. The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, (i) the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options covering the same or different numbers of shares of Common Stock and having an Option Price which may be the same as or different than the Option Price of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options.

                                   ARTICLE VII

                            ADDITIONAL RULES FOR ISOS

                  7.1 Annual Limits. No Incentive Stock Option shall be granted to an Optionee as a result of which the aggregate Fair Market Value (determined as of the date of grant) of the stock with respect to which "incentive stock options" are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company, any Subsidiary, or any parent corporation, would exceed the maximum amount permitted under section 422(d) of the Code. This limitation shall be applied by taking options into account in the order in which granted.

                  7.2 Termination of Employment. An Incentive Stock Option may provide that such Option may be exercised not later than three months following termination of employment of the Optionee with the Company and all Subsidiaries, subject to special rules relating to death and disability, as and to the extent determined by the Board to be consistent with the requirements of section 422 of the Code and Treasury Regulations thereunder.


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                  7.3 Other Terms and Conditions; Nontransferability. Any
Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Board, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under section 422 of the Code. Such terms shall include, if applicable, limitations on Incentive Stock Options granted to ten-percent owners of the Company as determined under sections 422(b)(6) and 424(d) of the Code. A Stock Option Agreement for an Incentive Stock Option may provide that such Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to "incentive stock options" under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of an Optionee only by such Optionee.

                  7.4 Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Optionee upon exercise, the Optionee shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Board may reasonably require.

                                   ARTICLE VII

                             TERMINATION OF SERVICE

                  8.1 Death. Unless otherwise provided by the Board and set forth in the Stock Option Agreement, if an Optionee shall die at any time after the Date of Grant and while he is an Eligible Person, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 6.6 hereof pursuant to will or the laws of descent and distribution, shall have the right, during the period ending one year after the date of the Optionee's death (subject to the term of the Option), to exercise the Optionee's Option to the extent that it was exercisable at the date of the Optionee's death and shall not have been previously exercised.

                  8.2 Disability. Unless otherwise provided by the Board and set forth in the Stock Option Agreement, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated as a result of his permanent and total disability (within the meaning of section 22(e)(3) of the Code) at any time after the Date of Grant and while he is an Eligible Person, the Optionee (or in the case of an Optionee who is legally incapacitated, his guardian or legal representative) shall have the right, during a period ending one year after the date of his disability (subject to the term of the Option), to exercise an Option to the extent that it was exercisable at the date of such termination of employment or other service and shall not have been exercised.

                  8.3 Termination for Cause. Unless otherwise provided by the Board and set forth in the Stock Option Agreement, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated for cause, the Optionee's right to exercise any


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unexercised portion of an Option shall immediately terminate and all rights thereunder shall cease. For purposes of this Section 8.3, termination for "cause" shall include, but not be limited to, embezzlement or misappropriation of corporate funds, any acts of dishonesty resulting in conviction for a felony, misconduct resulting in material injury to the Company or any Subsidiary, significant activities harmful to the reputation of the Company or any Subsidiary, a significant violation of Company or Subsidiary policy, willful refusal to perform, or substantial disregard of, the duties properly assigned to the Optionee, or a significant violation of any contractual, statutory or common law duty of loyalty to the Company or any Subsidiary. Notwithstanding the foregoing, in the event an Optionee is party to an employment (or similar) agreement with the Company or any Subsidiary that defines the term "cause," such definition shall apply for purpose of the Plan. The Board shall have the power to determine whether the Optionee has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Optionee

                  8.4 Other Termination of Service. Unless otherwise provided by the Board and set forth in the Stock Option Agreement, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated for any reason other than death, permanent and total disability or termination for cause, the Optionee shall have the right, during the period ending 90 days after such termination (subject to the term of the Option), to exercise an Option to the extent that it was exercisable at the date of such termination and shall not have been exercised. For purposes of this Section 8.4, an Optionee shall not be considered to have terminated employment or other service with the Company or any Subsidiary until the expiration of the period of any military, sick leave or other bona fide leave of absence, up to a maximum period of 60 days (or such greater period during which the Optionee is guaranteed reemployment either by statute or contract).

                  8.5 Violation of obligations in respect of Confidentiality and Non-Competition. Unless otherwise provided by the Board and set forth in the Stock Option Agreement, if an Optionee shall breach obligations arising under a written or oral agreement and relating to obligations in respect of confidentiality, non-disclosure and non-competition, the Optionee's right to exercise any unexercised portion of an Option shall immediately terminate and all rights thereunder shall cease. The Board shall have sole discretion to determine whether an Optionee has violated obligations in respect of confidentiality, non-disclosure and non-competition.


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                                   ARTICLE IX

                                CHANGE IN CONTROL

                  9.1 Consequences. With respect to any Optionee, unless otherwise provided in the Stock Option Agreement and in all cases subject to any provision in any employment agreement between the Company and an Optionee, upon an "outright change in control" of the Company (as defined below), each outstanding Option, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement. Upon a "significant change in control" of the Company (as defined below), unless otherwise provided by the Board in its discretion at that time or at any previous time or set forth in the Stock Option Agreement or elsewhere in this Plan, and in all cases subject to any employment agreement between the Company and the Optionee, with respect to any Optionee each outstanding Option shall remain unchanged, regardless of whether it shall have become vested and exercisable.

                  9.2 Definition. For purposes of Section 9.1 hereof, an "outright change in control" of the Company shall mean:

                  (i) the approval by the stockholders of the Company, and the completion of the transaction resulting from such approval, of (A) the sale or other disposition of all or substantially all the assets of the Company or (B) a complete liquidation or dissolution of the Company; or

                  (ii) the acquisition by any entity or individual of one hundred percent of the capital stock of the Company, other than a transaction described in Section 9.2(x).

                  For purposes of Section 9.1 hereof, a "significant change in control" of the Company shall mean:

                  (x) the approval by the stockholders of the Company, and the completion of the transaction resulting from such approval, of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving corporation in such transaction, in which the outstanding shares of common stock of the Company are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing fifty percent (50%) or more of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either the Company of another company) or cash or other property; or

                  (y) the removal of a majority of the individuals who are at that time members of the Board of Directors.

                  Notwithstanding the foregoing, neither an "outright change control" nor a "significant change in control" shall include any transaction the purpose of which is to reorganize the Company's corporate structure, reincorporate the Company in another jurisdiction or


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undertake any other action which does not materially affect the ownership and control of the Company at the time of such transaction.

                                    ARTICLE X

                               STOCK CERTIFICATES

                  10.1 Issuance of Certificates. Subject to Section 10.2 hereof, the Company shall issue a stock certificate in the name of the Optionee (or other person exercising the Option in accordance with the provisions of the
Plan) for the shares of Common Stock purchased by exercise of an Option as soon as practicable after due exercise and payment of the aggregate Option Price for such shares. A separate stock certificate or separate stock certificates shall be issued for any shares of Common Stock purchased pursuant to the exercise of an Option that is an Incentive Stock Option, which certificate or certificates shall not include any shares of Common Stock that were purchased pursuant to the exercise of an Option that is a Nonqualified Stock Option.

                  10.2 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

                  (i) the completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Board shall in its sole discretion deem necessary or advisable;

                  (ii) the obtaining of any approval or other clearance from any federal or state governmental agency which the Board shall in its sole discretion determine to be necessary or advisable;

                  (iii) the lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience;

                  (iv) satisfaction by the Optionee of all applicable withholding taxes or other withholding liabilities; and

                  (v) if required by the Board, in its sole discretion, the receipt by the Company from an Optionee of (i) a representation in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) such other representations and warranties as are deemed necessary by counsel to the Company.

                  10.3 Legends. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

                                   ARTICLE XI


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                    EFFECTIVE DATE, TERMINATION AND AMENDMENT

                  11.1 Effective Date; Stockholder Approval. The Plan shall become effective on the date of its adoption by the Board; provided, however, that no Incentive Stock Option shall be exercisable by an Optionee unless and until the Plan shall have been approved by the stockholders of the Company, which approval shall be obtained within 12 months before or after the adoption of the Plan by the Board.

                  11.2 Termination. The Plan shall terminate on the date immediately preceding the tenth anniversary of the date the Plan is adopted by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.

                  11.3 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan. Solely to the extent deemed necessary or advisable by the Board, for purposes of complying with sections 422 or 162(m) of the Code or rules of any securities exchange or for any other reason, the Board may seek the approval of any such amendment by the Company's stockholders . Notwithstanding the foregoing, no amendment or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.

                                   ARTICLE XII

                                  MISCELLANEOUS

                  12.1 Employment or Other Service. Nothing in the Plan, in the grant of any Option or in any Stock Option Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by or otherwise provides services to the Company or any Subsidiary. Notwithstanding anything contained in the Plan to the contrary, with respect to any particular Optionee unless otherwise provided in a Stock Option Agreement and, in the case of any particular Optionee, subject to any agreement between the Company and the respective Optionee, no Option shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or any Subsidiary), so long as such Optionee continues to be an Eligible Person.

                  12.2 Rights as Stockholder. An Optionee or the permitted transferee of an Option shall have no rights as a stockholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein. Nothing contained herein or in the Stock Option Agreement relating to any Option shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

                  12.3 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by an Optionee as a result of the exercise of an Option or


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the sale of shares received upon such exercise shall not constitute compensation with respect to which any other employee benefits of such Optionee are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or the Board or provided by the terms of such plan.

                  12.4 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Optionee, his executor, administrator and permitted transferees.

                  12.5 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

                  12.6 Severability. If any provision of the Plan or any Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

                  12.7 Governing Law. The validity and construction of this Plan and of the Stock Option Agreements shall be governed by the laws of the State of Delaware.

                  12.8 Section 162(m) IPO Transition Rule. The Plan is intended to qualify for the transition relief provided under Treasury Regulation
Section 1.162-27(f). Accordingly, all compensation realized by Optionees in connection with Options granted under the Plan within the reliance period described therein is intended to be exempt from the limitation on tax deductibility under section 162(m). For purposes of the Plan, the reliance period will expire on the earlier of (i) the expiration of the Plan, (ii) a "material modification" of the Plan (within the meaning of Treasury Regulation
Section 1.162-27(h)(1)(iii)), (iii) the issuance of all Common Stock that has been allocated under the Plan, or (iv) the first meeting of Company stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering occurs.


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